UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HERON THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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www.investorvote.com/HRTX Step 1: Go to www.investorvote.com/HRTX. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/HRTX or scan the QR code — login details are located in the shaded bar below. The Sample Company Stockholder Meeting Notice 0329MD + + Important Notice Regarding the Availability of Proxy Materials for the Heron Therapeutics, Inc. Stockholder Meeting to be Held on June 18, 2019 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 8, 2019 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 1:00 a.m., PDT, on June 18, 2019. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/HRTX. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Heron Therapeutics, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 8, 2019. Heron Therapeutics, Inc. Annual Meeting of Stockholders will be held on June 18, 2019 at 4242 Campus Point Court, San Diego, CA 92121, at 9:00 a.m. local time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR all the nominees listed, FOR Proposals 2 and 3, for every “1 YEAR” in Proposal 4 and FOR each of Proposals 5 and 6. 1. To elect five director nominees to serve until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified: 01 - Kevin Tang, 02 - Barry Quart, Pharm.D., 03 - Craig Johnson, 04 - John Poyhonen and 05 - Christian Waage. 2. To ratify the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019; 3. To approve, on an advisory basis, compensation paid to the Company’s Named Executive Officers during the year ended December 31, 2018; 4. To approve, on an advisory basis, the frequency of future advisory votes to approve compensation paid to the Company’s Named Executive Officers; 5. To amend the Company’s 2007 Amended and Restated Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 18,800,000 to 25,800,000; 6. To amend the Company’s 1997 Employee Stock Purchase Plan, as amended to increase the number of shares of common stock authorized for issuance thereunder from 475,000 to 775,000; and 7. In their discretion, the proxyholders are authorized to transact such other business as may properly come before the meeting or any adjournments or postponements thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Stockholder Meeting Notice